SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported): December 20, 1999 BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)
          OHIO        			333-0391101
36-1248602
 (State or Other Jurisdiction	(Commission File
(I.R.S. Employer of Incorporation)			 Number)
Identification No.)
c/o Bank One.
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
60670-0126 (Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code:		312/407-1902

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated December 20, 1999.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information for the current distribution date December 20, 1999.
		Principal		Interest		Ending Balance
Cede & Co.	$7,333,430.73 	$2,883,273.70	$614,476,572.23

B.	No delinquency in payment under the Transferor Certificate, or the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated December 20, 1999


Statement to Certificateholders (Page 1 of 2)
Distribution Date:
						11/22/99 	12/20/99 			INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000 ORIGINAL PRINCIPAL AMOUNT)
A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed
					3.835963 	3.324245
Investor Certificate Interest Shortfall Distributed
					0.000000 	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall
					0.000000 	0.000000
Managed Amortization Period ? (Yes=1; No=0)
					1	1
Investors Certificate Principal Distributed
					8.129443 	8.627566
Principal Distribution Amount
					7.625747 	8.435954
Maximum Principal Payment
					23.585244 	24.590989
Alternative Principal Payment
					7.625747 	8.435954
Principal Collections less Additional Balances
					7.625747 	8.435954
Investor Loss Amount Distributed to Investors
					0.483423 	0.170097
Accelerated Principal Distribution Amount
					0.020273 	0.021515
Credit Enhancement Draw Amount
					0.00 	0.00
Total Amount Distributed to Certificateholders (P & I)
					11.965405 	11.951811
B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance
					"628,720,029.32 "	"621,810,002.96 "
Ending Investor Certificate Balance
					"621,810,002.96 "	"614,476,572.23 "
Beginning Invested Amount
					"637,750,652.69 "	"630,857,858.32 "
Ending Invested Amount
					"630,857,858.32 "	"623,542,715.44 "
Investor Certificateholder Floating Allocation Percentage
					97.3579% 	97.3315%
Pool Factor
					0.7315412 	0.7229136
Liquidation Loss Amount for Liquidated Loans
					"422,060.75 "	"148,546.11 "
Unreimbursed Liquidation Loss Amount
					0.00 	0.00
C.	POOL INFORMATION
Beginning Pool Balance
					"655,057,894.79 "	"648,153,949.18 "
Ending Pool Balance
					"648,153,949.18 "	"640,834,842.33 "
Servicing Fee
					"272,940.79 "	"270,064.15 "
D.	INVESTOR CERTIFICATE RATE
Investor Certificate Rate
					5.657500% 	5.842500%
LIBOR Rate
					5.407500% 	5.592500%
Maximum Rate
					8.628655% 	8.612775%
E.	DELINQUENCY & REO STATUS
Delinquent 30-59 days
No. of Accounts					109 	126
Trust Balances				"3,124,253.00 "	"3,517,628.00 "
Delinquent 60-89 days
No. of Accounts					42 	37
Trust Balances				"1,111,197.00 "	"889,925.00 "
Delinquent 90+ days
No. of Accounts					70 	76
Trust Balances				"2,561,902.00 "	"2,638,726.00 "
Delinquent 9+ Months
No. of Accounts					0 	0
Trust Balances						0 	0
REO
No. of Accounts					0 	0
Trust Balances						0.00 	0.00

Statement to Certificateholders (Page 2 of 2)
Distribution Date:				11/22/99 	12/20/99

	"IN WITNESS WHEREOF, the undersigned has caused" this Certificate to be duly executed and certifies to the best of her knowledge and belief that information is "true and correct this 15th day of December, 1999"

	"Bank One, NA"
	  as Servicer

	       _______________________________________


	       Tracie Klein
	       Vice President

	Distribution List:

	   Barbara Grosse - First National Bank of Chicago



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  _______________________________________
Name:	Barbara Grosse
Title: Vice President
Dated December 31, 1999